1© 2014 | Earnings Webcast & Conference Call Fourth Quarter and Fiscal Year 2016 August 9, 2016 EXHIBIT 99.2

2 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” could be” and other words of similar meaning, are forward-looking statements. In particular, information referred to as “Fiscal Year 2017 Financial Guidance” or our three-year performance objectives and outlook are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “2016 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2016 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; any material breach of Broadridge security affecting its clients’ customer information; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

3 Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. GAAP except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted Diluted earnings per share, and Free cash flows. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Diluted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing performance. These adjusted measures exclude the impact of Acquisition Amortization and Other Costs, which represent the amortization of acquired intangibles as well as other transaction costs and certain integration costs associated with the Company’s acquisition activities. We exclude Acquisition Amortization and Other Costs from these measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes that these measures may be useful to an investor in evaluating the underlying, operating performance of our business. Free Cash Flows In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flows to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions and other discretionary investments. Free cash flows is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures, software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

4 Highlights 1. Strong fiscal year 2016 results 2. Record closed sales 3. Fiscal year 2017 guidance calls for continued solid organic growth and double digit Adjusted EPS growth 4. On track to achieve three year financial objectives 5. 10% dividend increase underscores Broadridge's continued commitment to balanced capital allocation 6. Closed acquisition of DST's North American Customer Communications unit ("Customer Communications")

5 Fiscal Year 2016 Financial Summary ▪ Revenue growth of 8% led by strong growth in recurring fee revenues ◦ Recurring revenue growth of 9% driven by revenues from closed sales ◦ Internal growth lower than anticipated ▪ Strong bottom line growth ◦ Diluted EPS growth of 9% ◦ Adjusted Diluted EPS growth of 11% ▪ Record closed sales an indication of strong demand for Broadridge solutions ▪ On track to hit three year financial objectives for revenue and EPS growth ◦ On track through fiscal year 2016 ◦ Fiscal year 2017 guidance is in line with our goals, even without the contribution from NACC acquisition ▪ Balancing return of capital to shareholders with disciplined investment in technology, products, and strategic acquisitions

6 Business Update ▪ Record closed sales reflects growing demand for Broadridge services ◦ Strong closed sales results in both segments ◦ Key wins highlight growing acceptance of Broadridge as value-added provider ◦ Very healthy pipeline entering Fiscal Year 2017 ▪ Lower than expected interim record growth ◦ Broadridge more focused on driving growth from new sales and retention ▪ 2016 acquisitions strengthen Broadridge's core offerings ◦ Broadened product offering to asset manager and capital markets clients ◦ Acquisition of NACC completed on July 1 makes Broadridge premier provider of multi-channel communications ▪ Regulatory update ◦ Proposed rule for mutual fund notice-and-access still pending ◦ Issue highlights importance of delivering real savings to mutual funds through digital distribution and investor engagement

7 Organic Growth Driving Recurring Fee Revenues Fiscal Year 2016 Recurring Revenue Drivers Fourth Quarter 2016 Recurring Revenue Drivers Note: Amounts may not sum due to rounding

8 Components of Total Revenue Growth Fiscal Year 2016 Fourth Quarter 2016 Note: Amounts may not sum due to rounding

9 ($ in millions) Investor Communication Solutions (ICS) 4Q 2015 4Q 2016 Change FY 2015 FY 2016 Change Recurring Fee Revenues $429 $460 7% $1,048 $1,157 10% Total Revenues $766 $804 5% $2,030 $2,220 9% Earnings before income taxes $246 $262 7% $381 $409 7% Pre-tax Margin 32.1% 32.6% 50 bps 18.8% 18.4% -40 bps Global Technology and Operations (GTO) 4Q 2015 4Q 2016 Change FY 2015 FY 2016 Change Total Revenues $178 $190 7% $693 $738 7% Earnings before income taxes $29 $36 24% $120 $135 13% Pre-tax Margin 16.1% 18.7% 260 bps 17.4% 18.3% 90 bps Fourth Quarter and Fiscal Year 2016 Segment Results

10 Capital Allocation and Summary Balance Sheet Fiscal Years 2013 - 2016: Select Uses of Cash Summary Balance Sheet as of 6/30/2016 Assets Cash and Cash Equivalents $ 728 Other assets 2,152 Total assets $ 2,880 Liabilities and Stockholders' Equity Total debt outstanding (c) $ 1,023 Other liabilities 812 Total liabilities 1,834 Total stockholders' equity 1,045 Total liabilities and stockholders' equity $ 2,880 Note: Amounts may not sum due to rounding (a) Purchases of Treasury stock, net of proceeds from exercise of stock options (b) Includes other investments (c) Includes both long-term and short-term debt $ in millions

Fiscal Year 2017 Guidance

Broadridge

Recurring fee revenue growth	29-31%
Total revenue growth	43-45%
Adjusted Operating income margin	~15%
Diluted earnings per share growth	9-14%
Adjusted Diluted earnings per share growth	12-17%
Free cash flows	$350-$400M
Closed sales	$140-$180M

Segments

ICS Total revenue growth	55-57%
ICS Pre-tax margin	~14%
GTO Total revenue growth	4-6%
GTO Pre-tax margin	~18.5%

Broadridge
11

12 Closing Summary ▪ Strong 2016 Results ◦ 9% recurring revenue growth and 11% growth in Adjusted EPS ◦ Record closed sales ◦ 10% increase in annual dividend underscores commitment to healthy and growing dividend ▪ Broadridge exits 2016 well-positioned for long-term growth ◦ Secular pressures in financial services are accelerating Broadridge's opportunities ◦ Product investments enable Broadridge to take on bigger and more complex operations for its clients ◦ Investments in people are paying off ◦ Strong business model and broad capabilities give Broadridge multiple paths to create top quartile shareholder return ◦ Commitment to service profit chain drives benefits for clients, associates, and shareholders ◦

13 Appendix

14 Reconciliation of GAAP to Non-GAAP Measures $ in millions, except per share figures Fourth Quarter Fiscal Year 2016 2015 2016 2015 Operating income (GAAP) $ 270.3 $ 261.8 $ 500.3 $ 466.9 Acquisition Amortization and Other Costs 8.8 8.6 36.8 30.2 Adjusted Operating income (Non-GAAP) $ 279.2 $ 270.5 $ 537.1 $ 497.2 Operating income margin (GAAP) 27.7% 28.2% 17.3% 17.3% Adjusted Operating income margin (Non-GAAP) 28.6% 29.1% 18.5% 18.5% Fourth Quarter Fiscal Year 2016 2015 2016 2015 Net earnings (GAAP) $ 170.1 $ 165.9 $ 307.5 $ 287.1 Acquisition Amortization and Other Costs 8.8 8.6 36.8 30.2 Tax impact of adjustment (3.3) (3.1) (12.7) (10.5) Acquisition Amortization and Other Costs, net of taxes $ 5.5 $ 5.5 $ 24.2 $ 19.8 Adjusted Net earnings (Non-GAAP) $ 175.6 $ 171.5 $ 331.7 $ 306.9 Fourth Quarter Fiscal Year 2016 2015 2016 2015 Diluted earnings per share (GAAP) $ 1.40 $ 1.35 $ 2.53 $ 2.32 Acquisition Amortization and Other Costs, net of taxes 0.05 0.05 0.20 0.16 Adjusted Diluted earnings per share (Non-GAAP) $ 1.45 $ 1.40 $ 2.73 $ 2.47 Fiscal Year 2016 2015 Net cash flows provided by operating activities (GAAP) $ 437.7 $ 431.4 Capital expenditures, software purchases and capitalized internal use software (75.5) (66.0) Free Cash Flows (Non-GAAP) $ 362.2 $ 365.4 (Unaudited) Note: Amounts may not sum due to rounding.

15 Reconciliation of GAAP to Non-GAAP Measures- FY17 Guidance Adjusted Earnings Per Share Growth Rate (1) Diluted earnings per share (GAAP) 9% - 14% Adjusted Diluted earnings per share (Non-GAAP) 12% - 17% Adjusted Operating Income Margin (2) Operating income margin % (GAAP) ~13.6% Adjusted Operating income margin % (Non-GAAP) ~15% Free Cash Flows Net cash flows provided by operating activities (GAAP) $470 - $550 Capital expenditures, software purchases and capitalized internal use software (120) - (150) Free cash flows (Non-GAAP) $350 - $400 (2) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Acquisition Amortization and Other Costs. Fiscal year 2017 Non-GAAP Adjusted Operating income margin guidance estimates exclude estimated Acquisition Amortization and Other Costs of approximately $58 million. (1) Adjusted Diluted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Acquisition Amortization and Other Costs. Fiscal year 2017 Non- GAAP Adjusted Diluted EPS guidance estimates exclude estimated Acquisition Amortization and Other Costs, net of taxes, of approximately $0.31 per share. (Unaudited)